UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant  Check the appropriate box:      Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material under §240.14a-12 Transocean Ltd. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):   No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (3) (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:   Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual General Meeting to be held on

VOTING INSTRUCTIONS

X

D09473-P34267

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

Please check this box if you plan to attend the Meeting and vote these shares in person. ☐

The Board recommends you vote FOR the following proposal(s): 1 through 12

	For	Against	Abstain
1. Approval of the 2019 Annual Report, Including the Audited Consolidated Financial Statements and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2019	☐	☐	☐
2. Discharge of the Members of the Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2019	☐	☐	☐
3. Appropriation of the Accumulated Loss for Fiscal Year 2019	☐	☐	☐
4. Increase in Total Number of Shares Authorized for Issuance	☐	☐	☐
5. Election of 11 Directors (5A - 5K), Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee)			
5A. Glyn A. Barker	☐	☐	☐
5B. Vanessa C.L. Chang	☐	☐	☐
5C. Frederico F. Curado	☐	☐	☐
5D. Chadwick C. Deaton	☐	☐	☐
5E. Vincent J. Intrieri	☐	☐	☐
5F. Samuel J. Merksamer	☐	☐	☐
5G. Frederik W. Mohn	☐	☐	☐
5H. Edward R. Muller	☐	☐	☐
5I. Diane de Saint Victor	☐	☐	☐
5J. Tan Ek Kia	☐	☐	☐
5K. Jeremy D. Thigpen	☐	☐	☐
6. Election of Chadwick C. Deaton as the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting	☐	☐	☐
7. Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee)			
7A. Glyn A. Barker	☐	☐	☐
7B. Samuel J. Merksamer	☐	☐	☐
7C. Tan Ek Kia	☐	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

CONTINUED ON THE REVERSE SIDE

Signature [PLEASE SIGN WITHIN BOX] Date

X D09474-P34267 For ! ! ! Against Abstain 8.Reelection of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting 9.Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2020 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term 10. Advisory Vote to Approve Named Executive Officer Compensation for Fiscal Year 2020 11. Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively (please mark the boxes next to each item) ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 11A. Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2020 Annual General Meeting and the 2021 Annual General Meeting Ratification of an amount of US $24,000,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2021 11B. 12. Approval of Amendment and Restatement of the Transocean Ltd. 2015 Long-Term Incentive Plan NOTE: Such other business as may properly come before the meeting or any adjournment thereof.